Exhibit 10.1

FIRST AMENDMENT
TO
AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
DATED AS OF JUNE 27, 2019
AMONG
VIPER ENERGY PARTNERS LLC,
AS BORROWER,
VIPER ENERGY PARTNERS LP,
AS PARENT GUARANTOR,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH AND
PNC BANK, NATIONAL ASSOCIATION,
AS CO-SYNDICATION AGENTS

FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of June 27, 2019, is among: VIPER ENERGY PARTNERS LLC, a Delaware limited liability company (the “Borrower”); VIPER ENERGY PARTNERS LP, a Delaware limited partnership (the “Parent Guarantor”); each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, (1) evidence the increase of the Borrowing Base by the Lenders from $555,000,000 to $600,000,000 in respect to the May 1, 2019 Scheduled Redetermination as set forth in Section 3 hereof, effective as of the Amendment Effective Date (as defined below), and (2) in connection with such increase of the Borrowing Base, amend the Credit Agreement as set forth in Section 2 hereof, effective as of the Amendment Effective Date.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02.
(a)    The definition of “Loan Documents” is hereby amended and restated in its entirety to read as follows:
“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments and certain Existing Loan Documents as provided in Section 2.02(e).

(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“BHC Act Affiliate” has the meaning set forth in Section 12.20(b)(i).
“Covered Entity” has the meaning set forth in Section 12.20(b)(ii).
“Covered Party” has the meaning set forth in Section 12.20.
“Default Right” has the meaning set forth in Section 12.20(b)(iii).
“First Amendment” means that certain First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of June 27, 2019, by and among the Borrower, the Parent Guarantor, the Administrative Agent, and the Lenders party thereto.
“QFC” has the meaning set forth in Section 12.20(b)(iv).
“QFC Credit Support” has the meaning set forth in Section 12.20.
“Supported QFC” has the meaning set forth in Section 12.20.
“U.S. Special Resolution Regimes” has the meaning set forth in Section 12.20.
2.2    Amendment to Article XII. Article XII is hereby amended by adding a new Section 12.20 to the end thereof to read as follows:
Section 12.20    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 12.20, the following terms have the following meanings:
(i)    “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
(ii)    “Covered Entity” means any of the following:  (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
(iii)    “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
(iv)    “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
2.3    Replacement of Annex I. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I hereto, and Annex I hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this amendment of Annex I to the Credit Agreement, and any Borrowings made on the Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage of all Loans shall advance new Loans, which shall be disbursed to the Administrative Agent and used to repay the Loans outstanding to each Lender that are in an aggregate amount greater than such Lender’s Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage of the aggregate Revolving Credit Exposure of all Lenders, and (d) each Lender party hereto waives any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the reallocation of Loans and adjustments described in this Section 2.3.
Section 3.    Borrowing Base Increase. In reliance on the covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and the Lenders have redetermined the Borrowing Base and agree that the Borrowing Base shall be, effective as of the Amendment Effective Date, increased from $555,000,000 to $600,000,000, and the Borrowing Base shall remain at $600,000,000 until the next Scheduled Redetermination, Interim Redetermination, or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower, the Administrative Agent and the Lenders hereby agree that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination scheduled for May 1, 2019 for purposes of Section 2.07(b) of the Credit Agreement. This Section 3 constitutes a New Borrowing Base Notice in accordance with Section 2.07(d) of the Credit Agreement. The new Borrowing Base determined pursuant to this Section 3 shall be effective as of the Amendment Effective Date, notwithstanding the effective date that would otherwise be applicable to a redetermination pursuant to Section 2.07(d) of the Credit Agreement.
Section 4.    Conditions Precedent to Amendment Effective Date. This Amendment shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
4.1    The Administrative Agent shall have received from each Lender, the Parent Guarantor, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received (a) payment of all fees payable to the Administrative Agent and the Lenders on the Amendment Effective Date under that certain Fee Letter, dated as of the date hereof, by and among the Borrower, the Administrative Agent, and Wells Fargo Securities, LLC and (b) all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3    The Administrative Agent shall have received an executed Note for each Lender that has requested a Note on or prior to the date hereof to reflect its updated Maximum Credit Amount as set forth on Annex I to the Credit Agreement (as amended hereby).
4.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date;
(ii)    no Default or Event of Default has occurred and is continuing; and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

5.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.6    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.9    Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LLC, as Borrower

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

VIPER ENERGY PARTNERS LP, as Parent Guarantor
Guarantor

By:	Viper Energy Partners GP LLC, its general partner

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Todd Fogle
Name:	Todd Fogle
Title:	Director

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as a
Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sandra Salazar
Name:	Sandra Salazar
Title:	Managing Director

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

BBVA USA,
as a Lender

By:	/s/ Gabriella Azcarate
Name:	Gabriella Azcarate
Title:	Senior Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK,
as a Lender

By:	/s/ Mark Fuqua
Name:	Mark Fuqua
Title:	Executive Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Parul June
Name:	Parul June
Title:	Senior Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

BOKF, NA, dba BANK OF OKLAHOMA,
as a Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Wes Fontana
Name:	Wes Fontana
Title:	Managing Director

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH, as a Lender

By:	/s/ Ryan Knape
Name:	Ryan Knape
Title:	Director

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Arize Agumadu
Name:	Arize Agumadu
Title:	Vice President

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

SIGNATURE PAGE
AMENDMENT TO CREDIT AGREEMENT

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	13.833333330%	$276,666,666.67
Canadian Imperial Bank of Commerce, New York Branch	10.666666670%	$213,333,333.33
PNC Bank, National Association	10.666666670%	$213,333,333.33
Compass Bank	10.666666670%	$213,333,333.33
Comerica Bank	6.333333333%	$126,666,666.67
Branch Banking & Trust Company	6.333333333%	$126,666,666.67
Capital One, National Association	4.666666667%	$93,333,333.33
Credit Suisse AG, Cayman Islands Branch	4.666666667%	$93,333,333.33
The Bank of Nova Scotia, Houston Branch	4.666666667%	$93,333,333.33
JPMorgan Chase Bank, N.A.	4.666666667%	$93,333,333.33
Citibank, N.A.	4.666666667%	$93,333,333.33
Bank of America, N.A.	4.666666667%	$93,333,333.33
SunTrust Bank	4.666666667%	$93,333,333.33
Goldman Sachs Bank USA	4.666666667%	$93,333,333.33
BOKF, N.A. dba Bank of Oklahoma	4.166666667%	$83,333,333.33
Total	100.00%	$2,000,000,000.00

Annex I